(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/X/ Preliminary Proxy Statement
/  / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                    BOND PORTFOLIO FOR ENDOWMENTS, INC.
              (Name of Registrant as Specified In Its Charter)
                             Patrick F. Quan
                 (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:
/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                               ENDOWMENTS, INC.
                     BOND PORTFOLIO FOR ENDOWMENTS, INC.
                               P.O. Box 7650
                        One Market, Steuart Tower
                      San Francisco, California 94120

                                                    June 23, 1998

Dear Shareholder:

 We are writing to inform you of the upcoming special meeting of the shareholders of your Fund to be held on July 21, 1998 (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting your Fund. The Board of Directors of your Fund believes that these proposals are in the best interests of the Fund and its shareholders, and recommends that you approve all proposals presented for your consideration.

 NONE OF THESE PROPOSALS WILL CHANGE YOUR FUND'S CURRENT INVESTMENT OBJECTIVES AND PRACTICES, THE LEVEL OF OVERALL RISK ASSOCIATED WITH AN INVESTMENT IN YOUR FUND, OR THE QUALITY OF SERVICES PROVIDED TO SHAREHOLDERS.

 At the Meeting, you'll be asked to vote on:

 1. A proposal to make changes to your Fund's fundamental investment limitations (none of which would alter your Fund's investment objective) (Proposal 1).

 2. A proposal to amend your Fund's Certificate of Incorporation (Proposal 2).

 3. A proposal to reorganize your Fund as a series of a Delaware business trust (Proposal 3).

 4. Any other business that may come before the Meeting, although we are not aware of any other items to be considered.

 Some key points about these proposals are described on the following page. In addition, we encourage you to review the questions and answers included in the proxy statement summary to help understand how these proposals will affect you as a shareholder. Finally, the proposals are described in more detail in the full text of the proxy statement which you should read before you vote.

 We believe the proposed changes will enhance your Fund's operating efficiencies (by reflecting modern administrative practices and arrangements) providing a solid foundation for its future - all without altering the basic purpose of your Fund - which is to facilitate the growth of non-profit endowments.

 REMEMBER:  IF YOU HAVE QUESTIONS, PLEASE CALL US AT 1-415-393-7105.

 ABOUT PROPOSAL 1:

 Because your Fund was formed many years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices and requirements. In some cases these restrictions, although described as "fundamental" because they require shareholder approval to modify, are no longer relevant to the day-to-day operations of your Fund. In other cases, we believe the language of the restrictions should be modified to reflect current standards. We are also requesting that certain restrictions be reclassified as non-fundamental. If Proposal 1 is approved, your Fund's Certificate of Incorporation would be amended accordingly.

 ABOUT PROPOSAL 2:

 With Proposal 2, we are asking you to approve an amendment to your Fund's Certificate of Incorporation to clarify the circumstances under which your Fund may transfer all or substantially all of its assets. The type of transaction this change would address is the subject of Proposal 3.

 ABOUT PROPOSAL 3:

 We want to reorganize your Fund from a Delaware corporation into a series of a Delaware business trust. This change in legal form should result in some administrative and operational efficiencies for your Fund. Under Proposal 3, your Fund would keep the same Directors, officers, investment adviser and independent accountants.
                                 *     *     *

 We are sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in both Funds, you will receive a separate proxy card for each Fund. Please be sure to sign and return each proxy card regardless of how many you receive.

 If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact Ms. Jennifer L. Yardley at 1-415-393-7105. Thank you for investing with us and for your continuing support.

                                                    Sincerely,
                                                    ROBERT B. EGELSTON
                                                    Chairman of the Board

                                                    FRANK L. ELLSWORTH
                                                    President

                            PROXY STATEMENT SUMMARY

 The following is a brief summary of the proposals to be considered at the Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Accordingly, please read all the enclosed proxy materials before voting.

 If you own shares of both Funds, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive. Please remember to vote your shares as soon as possible.
                                  -  Q & A  -

 Q.  WHEN WILL THE MEETING BE HELD?  WHO IS ELIGIBLE TO VOTE?

 A. The Meeting will be held on July 21, 1998 at 10:00 a.m. at 333 South Hope Street, Los Angeles, California. Please note that this will be a business meeting only. There will be no presentations about either of the Funds. The record date for the Meeting is the close of business on June 17, 1998. Only shareholders who own shares at that time are entitled to vote at the Meeting.

 Q.  WHAT IS BEING VOTED ON AT THE MEETING?

 A. Your Board of Directors is recommending that shareholders consider the following proposals:

PROPOSAL                                               FUNDS AFFECTED

1.  TO APPROVE THE ELIMINATION OR REVISION OF          BOTH
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR
YOUR FUND ("PROPOSAL 1");

2. TO APPROVE AN AMENDMENT TO THE CERTIFICATE          BOTH
OF INCORPORATION OF YOUR FUND WHICH WOULD
SPECIFY THAT A TRANSFER OF ALL OR SUBSTANTIALLY
ALL OF THE ASSETS OF YOUR FUND REQUIRES THE
APPROVAL OF A MAJORITY OF YOUR FUND'S BOARD OF
DIRECTORS AND A MAJORITY OF THE OUTSTANDING
SHARES OF YOUR FUND ("PROPOSAL 2");

3. TO APPROVE AN AGREEMENT AND PLAN OF                 BOTH
REORGANIZATION, IN THE FORM SET FORTH IN
APPENDIX A TO THE ATTACHED PROXY STATEMENT, FOR
ADOPTION BY YOUR FUND, PURSUANT TO WHICH YOUR
FUND WOULD BE REORGANIZED AS A SEPARATE SERIES
OF ENDOWMENTS, A NEWLY FORMED DELAWARE BUSINESS
TRUST, AS DESCRIBED IN THE ATTACHED PROXY
STATEMENT ("PROPOSAL 3");

4. TO TRANSACT SUCH OTHER BUSINESS THAT MAY            BOTH
COME BEFORE THE MEETING, ALTHOUGH WE ARE NOT
AWARE OF ANY OTHER ITEMS TO BE CONSIDERED.


 Q. HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

 A. The Directors recommend that you vote "FOR" each proposal.

 Q.  ARE THERE ANY CHANGES THAT WILL IMPACT SHAREHOLDERS' INVESTMENT POLICIES?

 A. None of these proposals would change Fund operations to the extent necessary to impact the investment policies of charitable organizations which are shareholders in either Fund.

 Q. DO ANY OF THE PROPOSED CHANGES REQUIRE THE APPROVAL OF A SHAREHOLDER'S INVESTMENT COMMITTEE AND/OR BOARD OF TRUSTEES?

 A. We don't believe so; however, you may want to bring this information to the attention of an investment committee for their information.

 Q.  WILL THESE CHANGES COST SHAREHOLDERS ANY MONEY?

 A. Not likely. If the reorganization is approved, the fees and expenses to which the successor series will be subject will be substantially identical to those currently in effect for each Fund, although some cost savings are possible. In addition, while it is true that the expenses associated with this solicitation of proxies and, if approved, the proposed reorganization will be paid by the Funds (and, potentially, their successor series), it is unlikely that either Fund will actually bear expenses in excess of current expense levels (approximately 0.75% of net assets) because both Funds benefit from voluntary expense caps effected through a reduction in the investment adviser's management fee. These arrangements will remain in place for some period following the proposed reorganization.

 Q. WHY AM I BEING ASKED TO APPROVE THE ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR MY FUND?

 A. Certain of the fundamental restrictions that your Fund adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of your Fund's investments. With the passage of time, the development of new practices, and changes in regulatory standards, management considers several of these restrictions to be unnecessary or unwarranted. Other restrictions continue to have relevance to the Fund's operations, but the language of the restrictions may not be consistent with current conditions, practices and requirements. Finally, there are a number of restrictions which are not required by applicable law to be fundamental. Accordingly, under Proposal 1, the first group of restrictions would be eliminated, the second group would be amended, and the third group would be reclassified as non-fundamental. These restrictions also appear in your Fund's Certificate of Incorporation and approval of this proposal would also approve an amendment to your Fund's Certificate of Incorporation.

 Q. WHY AM I BEING ASKED TO APPROVE AN AMENDMENT TO MY FUND'S CERTIFICATE OF INCORPORATION REGARDING THE TRANSFER OR EXCHANGE OF MY FUND'S ASSETS?

 A. Currently, your Fund's organizational documents do not specify what approvals are required for your Fund to participate in a reorganization of the type which is the subject of Proposal 3. The proposed amendment would clarify the actions required to be taken by the Board of Directors of each Fund and its shareholders to proceed with the reorganization.

 Q.  WHY AM I BEING ASKED TO ADOPT A PLAN OF REORGANIZATION FOR MY FUND?

 A. Currently, each of the Funds is organized as a separate Delaware corporation. Consequently, each Fund has a separate Board of Directors, and each is registered individually as an investment company under the federal securities laws. Reorganization of the Funds as separate series of a Delaware business trust is expected to result in certain cost savings and administrative efficiencies for the Funds. For example, the reorganization would result in fewer state and federal regulatory filings. In addition, the Boards of Directors of the Funds believe that a Delaware business trust as a form of organization offers certain structural advantages for a mutual fund over a Delaware corporation. This proposal relates only to a change of the Funds' legal status, which is not expected to change any Fund operations affecting shareholders. A full discussion of the Plan of Reorganization and its anticipated benefits to the Funds begins on page 12 of the full proxy statement.

 Federal law requires that shareholders formally approve certain matters in connection with such a reorganization, despite the fact that Fund operations will continue without material change. One such item is the approval of a new Investment Advisory and Service Agreement for the new Delaware business trust. The terms of the new agreement will be substantially identical to the terms of the agreement currently in existence for your Fund. In accordance with federal law, approval of Proposal 3 also involves approval of the new Investment Advisory and Service Agreement.

 Another aspect of Fund operations included in Proposal 3 is the designation of a Board of Trustees for the new Delaware business trust's operation. The selection of the Board of Trustees must be approved by the shareholders of the new Delaware business trust. The Trustee nominees are the same persons who currently serve as Directors of your Fund. Approval of Proposal 3 also constitutes election of the proposed Trustees of the new Delaware business trust.

 If the Funds are reorganized as proposed, you will need to approve the selection of independent accountants for the first year of operation of your reorganized Fund as a Delaware business trust. The Board of Directors of each Fund approved the selection of Deloitte & Touche LLP as independent accountants for the Funds' fiscal year ended July 31, 1998, and shareholders ratified this selection. With its approval of the reorganization proposal, each Board of Directors selected Deloitte & Touche LLP to continue as accountants for the new Delaware business trust. Approval of Proposal 3 will also constitute approval of Deloitte & Touche LLP as independent accountants for the new Delaware business trust for its first fiscal year of operations.

 Finally, if the reorganization of your Fund is approved, your Fund will be reorganized as a separate series of a Delaware business trust and will no longer need to exist as a Delaware corporation. In order to dissolve the former corporate entity of your Fund after the reorganization, under state law, we need to have the shareholders of your Fund approve the dissolution. This is also part of Proposal 3.

 As previously indicated, the adoption of these proposals is not expected to materially affect the way the Funds are currently managed.

 A full discussion of the specific proposals, as well as a further discussion of the anticipated benefits of the proposals, begins on page 12.

 Q.  WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

 A. The proposed changes to the fundamental investment restrictions described in Proposal 1 will be effective immediately upon approval and a corresponding amendment to your Fund's Certificate of Incorporation would be filed after its approval at the Meeting, except as indicated in further detail below. If approved, the amendment to your Fund's Certificate of Incorporation described in Proposal 2 will be effected immediately following the vote on this matter by your Fund on July 21, 1998. If approved, the reorganization described in Proposal 3 is expected to be completed by July 31, 1998.

 Q.  WHO IS ASKING FOR MY VOTE?

 A. The Board of Directors is asking you to sign and return the enclosed proxy so your votes can be cast at the Meeting. In the unlikely event the Meeting is adjourned, these proxies would also be voted at the reconvened meeting.

 Q.  HOW DO I VOTE MY SHARES?

 A. We've made it easy for you. You can vote by mail, phone, fax or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided. You can fax your vote by signing the proxy voting card and faxing both sides of the card to 1-415-393-7140. To call in your vote, please telephone 1-415-393-7105. Or, you can vote in person at the Meeting on July 21, 1998.

 Q.  IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

 A. A proxy can be revoked at any time prior to the Meeting by writing to us, by sending us another proxy, or by attending the Meeting and voting in person. Even if you plan to attend the Meeting and vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the Meeting.

                                  ENDOWMENTS, INC.
                         BOND PORTFOLIO FOR ENDOWMENTS, INC.
                                   P.O. BOX 7650
                            ONE MARKET, STEUART TOWER
                         SAN FRANCISCO, CALIFORNIA 94120
                              ____________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 1998
                             _____________________

To the Shareholders of the Funds:

 Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of Endowments, Inc., a Delaware corporation, and Bond Portfolio for Endowments, Inc., a Delaware corporation (collectively, the "Funds"), will be held at 10:00 a.m., on July 21, 1998, at the offices of the Funds' Investment Adviser located at 333 South Hope Street, Los Angeles, California, for the following purposes:

1. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of the elimination or revision of certain fundamental investment restrictions for each of the Funds ("Proposal 1").

2. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of an amendment to the Certificate of Incorporation of each Fund which would specify that a transfer of all or substantially all of the assets of each Fund requires the approval of a majority of the Fund's Board of Directors and a majority of the outstanding shares of the Fund ("Proposal 2").

3. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by each of the Funds, pursuant to which each Fund would be reorganized as a separate series of Endowments, a newly formed Delaware business trust, as described in the attached Proxy Statement ("Proposal 3").

4. To transact such other business as may come properly before the Meeting and any adjournment thereof.

 Shareholders of record at the close of business on June 17, 1998 are entitled to notice of, and to vote at the Meeting.

By Order of the Boards of Directors of Endowments, Inc. and Bond Portfolio for Endowments, Inc.

PATRICK F. QUAN
Secretary
San Francisco, California
June 23, 1998

PLEASE RESPOND --- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                                ENDOWMENTS, INC.
                      BOND PORTFOLIO FOR ENDOWMENTS, INC.
                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

 The Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (collectively, the "Boards") of Endowments, Inc. and Bond Portfolio for Endowments, Inc. (each a "Fund" and collectively, the "Funds") for a Special Meeting of the Funds to be held at the offices of Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California, on July 21, 1998 at 10:00 a.m. and any adjournment thereof (collectively, the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any supplementary solicitation) will be borne by the Funds in proportion to their respective net assets. The Notice of the Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about June 23, 1998.
VOTES REQUIRED

 TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: With respect to each Fund, amendment of certain of the Fund's investment restrictions, as set forth in Proposal 1, will require the affirmative vote of the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. With respect to each Fund, the amendment of the Fund's Certificate of Incorporation, as set forth in Proposal 2, will require the affirmative vote of a majority of the outstanding voting securities of the Fund. Reorganization of each Fund, as set forth in Proposal 3, will require the affirmative vote of a majority of the outstanding voting securities of that Fund.

                                  PROPOSAL ONE

ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

INTRODUCTION AND SUMMARY

 Pursuant to the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions") that are set forth in the Fund's prospectus and statement of additional information, which may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval. Each Fund's fundamental restrictions currently appears in the Fund's Certificate of Incorporation as well.

 Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time for a variety of reasons led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices, and changes in regulatory standards, several of these restrictions are considered by management to be unnecessary or unwarranted. Several restrictions were imposed by certain states in which the Funds have qualified their shares for sale but those restrictions are no longer required since federal legislation has preempted the States from imposing such restrictions. Other current fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are no longer required to be stated as fundamental restrictions. Moreover, the Funds are not required by state or federal law to make the fundamental restrictions a part of their Certificates of Incorporation.

 Accordingly, the Boards have approved revisions to the Funds' fundamental restrictions in order to simplify and modernize those investment restrictions that are required to be fundamental and to eliminate those fundamental restrictions that are not legally required. Certain existing fundamental restrictions that are not required to be fundamental would be re-classified as non-fundamental restrictions. The Boards have also approved amending the Funds' Certificates of Incorporation to eliminate the Funds' fundamental restrictions from the Certificates of Incorporation. These changes do not affect the investment objective of your Fund, which remains unchanged.

 The Boards believe that amending and revising the Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively, particularly in changing regulatory and investment environments. In addition, by minimizing the number of policies that can be changed only by shareholder vote, the Boards and the Funds will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Funds will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Boards may consider desirable. Although the proposed changes in investment restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will change to a material degree the level of investment risk associated with an investment in either Fund.

 The text of each proposed change to the Funds' fundamental restrictions is set forth below. The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of the fundamental restrictions under this Proposal. Any non-fundamental restriction may be modified or eliminated by a Board at any future date without any further approval of shareholders.

 If the proposed changes are approved by shareholders of each of the respective Funds at the Meeting, each Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect those changes, and the Funds' Certificates of Incorporation will be amended to remove each Fund's fundamental restrictions from its Certificate of Incorporation.

 A. FUNDAMENTAL RESTRICTIONS PROPOSED TO BE REVISED OR ELIMINATED IN ORDER TO INCREASE FLEXIBILITY AND

                         CONSISTENCY BETWEEN THE FUNDS

1. RESTRICTIONS PROPOSED TO BE REVISED BUT WHICH REMAIN FUNDAMENTAL Funds to which these changes apply: BOTH

(a) Industry Concentration

 WHY WOULD WE LIKE TO MAKE THIS CHANGE? The 1940 Act requires a Fund to have a policy with respect to the concentration of its assets in particular industries, with a Fund being generally prohibited from reserving freedom of action with respect to its ability to so concentrate its investments. "Concentration" is deemed by the Securities and Exchange Commission and its Staff (collectively, the "Commission") to mean investment of more than 25% of a Fund's assets in the securities of issuers in a particular industry. This policy has an important interpretive exception for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. The Funds' current restriction with respect to industry concentration does not make reference to this regulatory exclusion. Accordingly, it is proposed that this fundamental restriction be amended to specify that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and repurchase agreements with respect thereto) are not intended to be covered by the restriction.

 CURRENT TEXT

 [The Fund may not . . . ] concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the Fund's total assets.)

 PROPOSED TEXT

 [The Fund may not . . . ] invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

(b) Lending Activities

 WHY WOULD WE LIKE TO MAKE THIS CHANGE? The Funds are required to have a fundamental restriction addressing their lending activities. These activities are subject to certain limitations under the 1940 Act. It has been proposed that the Funds modify their investment restriction pertaining to lending activities so as to incorporate the 1940 Act restrictions pertaining to lending and to make clear that the restriction was not intended to prohibit the Funds from entering into repurchase agreements and purchasing loan participations. The modification to this policy would further clarify that the Funds may lend their portfolio securities, subject to applicable regulatory restrictions. Lending a Fund's securities would permit the Fund to achieve income either through the receipt of interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund's investment results would reflect changes in the value of the security loaned and any security loan could be recalled by the Fund at any time. Securities lending is a common practice but involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. Neither Fund currently intends to engage in securities lending activities.

 CURRENT TEXT

 [The Fund may not . . .] make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 PROPOSED REVISION (FUNDAMENTAL POLICY)

 [The Fund may not . . .] make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a Fund's total assets would be on loan to third parties.

(c) Investments in Commodities and Real Estate

 WHY WOULD WE LIKE TO MAKE THIS CHANGE? The Funds are proposing to divide their existing investment restriction limiting their ability to invest in real estate and commodities into two separate investment restrictions. Under the revised restrictions, the Funds would still be prohibited from investing in real estate, although it would be clarified that the Funds may invest in the securities of issuers in the real estate business, or securities (such as mortgage-backed securities) that may evidence an interest in underlying real estate. The Funds would still be prohibited from investing in physical commodities or commodities contracts, but would be permitted to engage in certain transactions involving financial futures and options and similar instruments. These instruments would include stock index futures contracts, foreign currency exchange-related instruments, and interest rate futures contracts, which the investment adviser might purchase in an attempt to protect a Fund's assets from a decline in value due to changes in securities prices, interest rates, currency exchange rates or other factors. These types of investments are made by other comparable investment companies. Some risks associated with the use of these instruments include possible imperfect correlations between price movements of derivative instruments and the price movements of related investments. The use of these instruments can reduce the risk of loss to the Funds but can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. The Funds have no current intention of investing in financial futures or options or similar instruments.

 CURRENT TEXT

 [The Fund may not$] invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 PROPOSED TEXT (AS TWO SEPARATE FUNDAMENTAL POLICIES)

[The Fund may not. . .] purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the Fund from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

 [The Fund may not . . .] purchase or sell commodities or commodities contracts. This restriction shall not prohibit a Fund, subject to restrictions described in its Prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

(d) Issuance of Senior Securities

 WHY WOULD WE LIKE TO MAKE THIS CHANGE? Each of the Funds currently discloses that, as a matter of fundamental policy, it will not issue senior securities. The term "senior security" has been interpreted by the Securities and Exchange Commission and its Staff to include a number of investment instruments and techniques that may have the potential to create an obligation of a fund senior in right to the fund's common stock. Such instruments and techniques include options on securities and securities indexes, futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, and other interest rate, securities-related and foreign currency-related hedging instruments, as well as certain investment techniques (such as reverse repurchase agreements), that have the same potential to create an obligation for a Fund. Such positions are typically required to be "covered" by the segregation of liquid assets (or other offsetting positions). Open-end investment companies generally are prohibited by the 1940 Act from engaging in transactions that may be deemed to create senior securities, except as permitted by the 1940 Act and interpretations thereof. The Funds propose making the following revision to clarify that the preexisting prohibition on the issuance of senior securities was not intended to prohibit the Funds' use of instruments and techniques that are otherwise permitted for open-end funds.

 CURRENT TEXT

 The Fund will not issue senior securities.

 PROPOSED TEXT

 [The Fund may not$] issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

(e) Borrowing

 WHY WOULD WE LIKE TO MAKE THIS CHANGE? Each Fund is currently limited in its ability to borrow. While the substantive limit of the current restriction on borrowing would not change, it is proposed to change this policy to eliminate the requirement that the Directors approve each borrowing made by a Fund. It is anticipated that the Funds would seldom make any borrowings.

 CURRENT TEXT

[The Fund may not . . .] borrow more than 5% of the value of its total assets at the time of such borrowing, and [may] borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing [is] to be specifically approved by the Board of Directors of the Fund.

 PROPOSED TEXT

[The Fund may not . . .] borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

(f) Diversification

 WHY WOULD WE LIKE TO MAKE THIS CHANGE? The Funds are "diversified" for purposes of the 1940 Act, which means that they must comply with the diversification requirements of the Act. The Funds cannot change their status from diversified to non-diversified without shareholder approval. The change indicated below would clarify that the policy does not apply to securities issued by U.S. governmental entities and further to confirm that the limitations are effective only with respect to 75% of a Fund's portfolio.

 CURRENT TEXT

 [The Fund may not . . . ] invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 [The Fund may not . . .] acquire more than 10% of the outstanding voting securities of any one corporation.

PROPOSED TEXT

 [The Fund may not . . .], with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2. RESTRICTIONS PROPOSED TO BE ELIMINATED

Funds to which these changes apply:  BOTH

 WHY ARE WE ASKING FOR YOUR APPROVAL TO ELIMINATE THESE PROPOSALS? The following investment restrictions are not required by the 1940 Act. They were originally adopted in response to state law restrictions or interpretations which no longer apply to the Funds. Therefore, in order to increase the ability of Fund management to manage the Funds' assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Some of the restrictions are covered by the Funds' Codes of Ethics and by separate provisions of the 1940 Act not designating the restrictions as fundamental.

(a) [The Fund] may not mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Fund except to secure borrowings pursuant to [the Fund's borrowing policy], and in no event to an extent greater than 15% of the gross assets of the Fund taken at cost.

(b) [The Fund may not . . . ] participate on a joint or a joint and several basis in any trading account in securities.

(c) [The Fund may not . . . ] purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

(d) [The Fund may not . . . ] effect short sales, except for short sales "against the box" (I.E. sales when the Fund owns or has the right to acquire at no additional cost securities identical to those sold short).

(e) [The Fund may not . . .] invest more than 5% of the value of the Fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

(f) [The Fund may not . . .] purchase or sell securities from or to officers or directors of the Fund, or of the investment adviser.

(g) [The Fund may not . . .] purchase securities if one or more of the officers of directors of the Fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

3. ELIMINATION OF FUNDAMENTAL POLICY RELATING TO INVESTMENT POLICIES OF THE
FUNDS

 WHY WOULD WE LIKE YOU TO APPROVE THIS CHANGE TO YOUR FUND? Each Fund has an investment objective, which is a fundamental policy of the Fund. Each Fund, moreover, has an investment restriction making certain of its investment policies fundamental policies.

 Each Fund will retain its investment objective, and believes that the disclosure provided in its registration statement about the Fund's investment policies and practices provides investors with sufficient information about the Fund and its operations to make an informed decision whether to invest in the Fund. The Board of Directors of each Fund believes that it is sufficient for the Fund's objective to be a fundamental policy of the Fund and that it is not necessary for the Fund's investment policies to be so characterized. Accordingly, each Board of Directors believes that the elimination of the following fundamental restriction is desirable to assist the Fund in achieving its investment objective. Elimination of this restriction would provide the Funds with greater flexibility to alter policies in response to changing market conditions, although the Board of Directors of the Fund would need to approve any future change in the investment practices of the Fund, and would do so in the best interests of the shareholders of the Fund.

Fund to which the following change applies:  ENDOWMENTS, INC.

(a) It is the fundamental policy of the Fund to invest primarily in common stocks or senior securities with equity provisions of well-known companies which appear to offer prospects for long-term growth of both capital and income. Although common stocks and convertible issues will ordinarily be used for the attainment of the Fund's investment objective, preferred stocks and bonds and other fixed income issues may be purchased whenever and to the extent deemed advisable by the Fund's investment adviser in consideration of the Fund's income objective and for defensive purposes. The Fund may also hold cash and cash equivalents (commercial paper and other money market instruments) for cash needs and for defensive purposes.

Fund to which this change applies:  BOND PORTFOLIO FOR ENDOWMENTS, INC.

(a) It is the fundamental policy of the Fund to invest primarily in bonds and debentures which appear to offer attractive current yields without undue risk of principal. To attain its investment objective, the Fund may invest in domestic and foreign corporate bonds and debentures (a portion of which may have conversion or stock purchase rights), bonds and debentures issued or guaranteed by the U.S. government or its agencies or instrumentalities, and bonds and debentures issued by foreign governments. The Fund may also invest in short- and medium-term obligations and hold cash and cash equivalents as dictated by cash needs and market conditions.

               B.  CURRENT FUNDAMENTAL RESTRICTIONS WHICH ARE NOT

REQUIRED TO BE FUNDAMENTAL AND ARE ACCORDINGLY PROPOSED TO BE RECLASSIFIED AS NONFUNDAMENTAL AND REVISED

Funds to which these changes apply:  BOTH

 Each of the Funds is governed by certain investment policies which, although not required to be made fundamental by the 1940 Act or state law, were designated as fundamental policies at the Fund's inception. These investment policies are now outdated and no longer consistent with the intended operation of the Funds.

 Some of the Funds' fundamental restrictions which were required by law to be fundamental are no longer required to be fundamental, I.E., they are not required to be designated as a restriction that can be changed only with shareholder approval. It is proposed that these fundamental restrictions, which are listed below, be restated and changed from fundamental to non-fundamental. These changes will provide the Boards with the ability to revise the restriction in the future should industry or regulatory conditions warrant and will enable the Funds to avoid the additional expense of a shareholder solicitation in connection with future revisions.

1. Investing to Exercise Control of the Issuer

 WHY WOULD WE LIKE TO MAKE THIS RESTRICTION NON-FUNDAMENTAL? Although the Funds do not now, or in the immediate future, intend to invest in companies for the purpose of exercising control or management, the Funds are not required to make this a fundamental investment restriction of the Funds. Most investment companies have adopted a similar restriction but have not made it a fundamental investment restriction. The Boards of Directors of the Funds would need to approve any change in this policy, and would do so in the best interests of the shareholders of the Funds.

 CURRENT TEXT

 [The Fund may not . . . ] invest in companies for the purpose of exercising control or management.

 PROPOSED TEXT (DESIGNATED AS NON-FUNDAMENTAL)

 [The Fund may not . . .] invest in other companies for the purpose of exercising control or management.

2. Purchase of Puts, Calls and Hedges

 WHY WOULD WE LIKE TO MAKE THIS RESTRICTION NON-FUNDAMENTAL? Although the Funds do not now, or in the immediate future, intend to purchase puts, calls or hedges, the Funds are not required to make this a fundamental investment restriction. Most investment companies have adopted a similar restriction but have not made it a fundamental investment restriction. The Boards of Directors of the Funds would need to approve any change in this policy, and would do so in the best interests of the shareholders of the Funds.

 CURRENT TEXT

 [The Fund may not . . .] purchase puts, calls or hedges.

 PROPOSED TEXT (DESIGNATED AS NON-FUNDAMENTAL)

 [The Fund may not . . .] purchase puts, calls or hedges.

3. Purchasing Securities of Other Investment Companies

 WHY WOULD WE LIKE TO MAKE THIS RESTRICTION NON-FUNDAMENTAL? The following change has been made to clarify that the Funds are still prohibited from investing in securities of other investment companies but only as limited by the 1940 Act. The 1940 Act has restrictions on the purchases of investment company securities which may be changed in the future. By making this change, the Funds will always be subject to those restrictions and will not need to amend its investment restrictions with every change in the 1940 Act pertaining to the purchase of securities of other investment companies.

 CURRENT TEXT

 [The Fund may not . . .] invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 PROPOSED TEXT (DESIGNATED AS NON-FUNDAMENTAL)

 [The Fund may not . . .] invest in securities of other investment companies, except as permitted by the 1940 Act.

 C. ELIMINATION OF FUNDAMENTAL RESTRICTION CONTINGENT ON REORGANIZATION OF THE FUNDS

Funds to which change applies:  BOTH

 WHY ARE WE ASKING YOU TO APPROVE ELIMINATION OF THIS FUNDAMENTAL RESTRICTION? The following investment restriction exists because both of the Funds are required by their current federal tax-exempt status to limit their investors to entities that are exempt from taxation under Section 501(c)(3) of the Code. As discussed in further detail below, the Reorganization will result in the Funds becoming series of a new Delaware business trust that does not so limit its potential investors. The new Delaware business trust will be able to enjoy many of the same tax benefits pertaining to the Funds currently, but will not be restricted with respect to the investors it may accept and intends to accept
(i) any entity exempt from taxation under Section 501(c)(3) of the Code, ("501(c)(3) Organizations"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) Organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) Organization. This expanded pool of investors might include, for example, charitable remainder trusts, charitable lead trusts, pooled income funds, cooperative hospital service organizations and organizations providing child care. Although the categories and number of potential eligible investors would be increased, the central purpose of the funds would continue to focus on facilitating the achievement of the charitable purposes underlying the formation and operation of 501(c)(3) Organizations. If Proposal 1 is approved and Proposal 3 (regarding reorganization of your Fund) is approved, this investment restriction will be eliminated as a consequence of the Reorganization. However, if Proposal 1 is approved but Proposal 3 is not implemented (even if approved by shareholders), all of the changes discussed above will be made, but the following restriction will not be eliminated and will remain in each Fund's Certificate of Incorporation.
The shares of the Fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Code.

THE BOARD OF DIRECTORS OF EACH FUND
RECOMMENDS APPROVAL OF
PROPOSAL ONE.

                                  PROPOSAL TWO

AMENDMENT OF CERTIFICATE OF INCORPORATION TO SPECIFY
NECESSARY APPROVAL FOR TRANSFER OF ASSETS

 Currently, the Certificate of Incorporation for each Fund makes no specific provision for the approval required for the Fund to transfer all or substantially all of its assets to another entity. As described in further detail below, with shareholder approval of Proposal 3, each of the Funds would transfer all or substantially all of its assets to a newly organized Delaware business trust. In order to do so, it is proposed to amend the Certificate of Incorporation of each Fund to set forth the approval process necessary to reorganize the Fund.

 Accordingly, management has recommended, and the Directors of each of the Funds have approved the following additional provision to the Certificate of Incorporation of each Fund:

 ARTICLE THIRTEENTH

 Transfer or Exchange of All or Substantially All of the Corporation's Assets. The Corporation may transfer all or substantially all of its assets in exchange for consideration of fair value to the Corporation. A transfer of all or substantially all of its assets shall require a resolution adopted by the majority of the Board of Directors of the Corporation in accordance with the provisions of the General Corporation Law of the State of Delaware approving the action and a resolution adopted by a majority of the holders of the outstanding stock of the Corporation entitled to vote thereon.
This provision is consistent with the requirements of Delaware state law.

    THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS APPROVAL OF PROPOSAL TWO.


                                 PROPOSAL THREE
                      AGREEMENT AND PLAN OF REORGANIZATION

INTRODUCTION AND SUMMARY

 Management has proposed, and the Directors have approved, a restructuring of the Funds. As currently structured, both of the Funds are organized as Delaware corporations. Each Fund is separately advised by Capital Research and Management Company. As each Fund is a separate corporate entity, each has its own Board of Directors and maintains separate corporate records. In addition, as each Fund is individually registered as an investment company under the federal securities laws, each must make separate regulatory filings with the Commission.

 Under the proposed reorganization, Capital Research and Management Company would establish a new Delaware business trust (the "Delaware Trust"), as an open-end management investment company. Each of the Funds (a "Reorganizing Fund") would be reorganized as a separate series of shares of the Delaware Trust (a "Successor Fund"). The result of the restructuring would be a single investment company (mutual fund) complex (the "Reorganization").

 Each aspect of the Reorganization has been approved by each Fund's Board. The Reorganization is proposed to be accomplished in accordance with the terms of an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets of the relevant Reorganizing Fund to the corresponding Successor Fund in exchange for shares of the Successor Fund, as described below, and for the assumption by the corresponding Successor Fund of all of the liabilities of the Reorganizing Fund. The completion of these transactions will result in the complete liquidation of each Reorganizing Fund. As a result of the Reorganization, shareholders of each Reorganizing Fund would become shareholders of their corresponding Successor Fund and have the same proportionate interest in the same portfolio of assets as prior to the Reorganization.

 The Boards believe that a Delaware business trust as a form of organization offers certain advantages for a mutual fund over a Delaware corporation, while preserving many of the advantages of being organized and regulated under Delaware state law. The Funds were originally organized as Delaware corporations to take advantage of the body of law developed in Delaware pertaining to corporations. Many corporations are organized under Delaware law because the laws pertaining to corporations are much more developed than in other jurisdictions. Management of the Funds and the Boards of the Funds believe that reorganizing the Funds as the Delaware Trust would allow the Funds to retain the benefits afforded to businesses organized in Delaware while taking advantage of the Delaware business trust entity which provides certain advantages for investment companies. Delaware's laws pertaining to business trusts specifically allow a trust to have different series, thereby permitting more than one fund to be organized under the same corporate entity, reducing administrative costs and increasing efficiencies. The Directors also believe that the proposed trust instrument of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more comprehensive with regard to matters affecting modern investment companies than the current organizational documents of the Funds. While some of these improvements could potentially be achieved by amending the existing organizational documents of the Funds, the Boards have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization (as defined below).

 For a summary comparison of the Delaware corporation charter and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information about Delaware Corporations and Delaware Business Trusts" below. For a comparison of the Funds' Certificates of Incorporation and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information about Delaware Corporations and Delaware Business Trusts" below.

TERMS OF THE PLAN

 Each Reorganization is subject to a number of conditions, including the approval of the shareholders of the relevant Reorganizing Fund. Accordingly, Shareholders of each Reorganizing Fund are being asked to vote upon the approval of an Agreement and Plan of Reorganization pursuant to which the Reorganization would be consummated (the "Plan of Reorganization" or "Plan"). The following descriptions of the Plan of Reorganization and the features of the proposed reorganizations are qualified in their entirety by reference to the text of the Plan of Reorganization. A composite form Plan for Reorganization is set forth in Appendix A to this Proxy Statement.

 The Plan provides, among other things, for the transfer of substantially all of the assets of the Reorganizing Fund to the corresponding Successor Fund in exchange for (i) the assumption by the Successor Fund of all of the liabilities of the Reorganizing Fund and (ii) the issuance to the Reorganizing Fund of shares of beneficial interest (the "New Shares") in the Successor Fund, the number of which shall be calculated based upon the value of the net assets of the Reorganizing Fund then outstanding as of the Exchange Date (defined in the Plan to be July 31, 1998, or such other date as may be agreed upon by each Successor Fund and each Reorganizing Fund). Specifically, on the Exchange Date the Successor Fund will deliver to the Reorganizing Fund a number of full and fractional New Shares having an aggregate net asset value equal to the value of the assets of the Reorganizing Fund attributable to its shares of common stock (the "Old Shares") transferred to the corresponding Successor Fund on the Exchange Date, less the value of the liabilities of the Reorganizing Fund attributable to the Old Shares assumed by the Successor Fund on that date. After receipt of the New Shares, each Reorganizing Fund will cause the New Shares to be distributed pro rata to its Shareholders in complete liquidation of the Reorganizing Fund. Each Shareholder will be entitled to receive that proportion of New Shares which the number of Old Shares held by such shareholder bears to the total number of Old Shares outstanding on such date. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of the corresponding Successor Fund in the names of the Reorganizing Fund shareholders, each account representing the respective number of full and fractional New Shares due to such shareholder. Certificates with respect to New Shares will not be issued.

 The consummation of the Reorganization is subject to the conditions set forth in the relevant Plan, any of which may be waived by the party entitled to its benefits. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders of each Reorganizing Fund, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits.

EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION

 An investment company registered under the 1940 Act is required by the 1940 Act to obtain shareholder approval with regard to (i) the election of trustees or directors, and (ii) the investment advisory agreement with the company's investment adviser.

 As part of the proposal to reorganize the Funds, approval by the requisite vote of the Shareholders of the Reorganization will also constitute, for the purposes of the 1940 Act: (i) election of the nominees identified below, who currently serve as Directors of the Funds, as Trustees of the Delaware Trust after Reorganization; (ii) approval of the proposed Investment Advisory and Service Agreement between the Delaware Trust on behalf of the Successor Funds and Capital Research and Management Company; (iii) ratification of the selection of Deloitte & Touche LLP as independent accountants for the Delaware Trust for its first fiscal year; and (iv) approval of the dissolution of the Delaware corporations forming the Funds upon completion of the Reorganization. (See "Information Concerning the Nominees to the Board of Trustees of the Delaware Trust," "Information Concerning the Investment Adviser After the Reorganization," "Information Concerning Ratification of Selection of Independent Certified Public Accountants" and "Dissolution of Delaware Corporations After the Reorganization.") Essentially, these matters relate to the continued operation of your Fund after the Reorganization.

 Assuming Shareholder approval of the Reorganization, each Reorganizing Fund, as the sole shareholder of the corresponding Successor Fund prior to the Reorganization, will effect these actions by voting its respective shares in each Successor Fund "FOR" the matters specified above on behalf of its Shareholders prior to the Reorganization. The Delaware Trust will then consider the requirements of the 1940 Act referred to above to have been satisfied.

DESCRIPTION OF NEW SHARES

 Shares will be issued to each Reorganizing Fund's Shareholders in accordance with the Plan as discussed above. The shares will be authorized for issuance in series by the Board of Trustees of the Delaware Trust in accordance with its Delaware Trust Instrument and Delaware business trust law. The Successor Funds will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Reorganizing Funds, as described in each Fund's current prospectus and statement of additional information.

INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

 For each Successor Fund, the investment policies and restrictions of that Fund after the Reorganization will be the investment policies and restrictions of the corresponding Reorganizing Fund immediately prior to the Reorganization. If the new investment policies and restrictions for the Funds as set forth in Proposal 1 are approved by the Shareholders, the investment policies and restrictions of the Funds following the Reorganization will be policies and restrictions of the corresponding Reorganizing Funds as amended by the provisions set forth in Proposal 1.

FEE STRUCTURE AND EXPENSES

 The fees and expenses to which each Successor Fund will be subject subsequent to the Reorganization for services such as investment advisory services, administrative services and custodian expenses will be substantially identical to those currently in effect for each Reorganizing Fund. However, the Funds will achieve some cost savings by dividing the costs of regulatory filings.

EXPENSES OF THE REORGANIZATION

 Each Reorganizing Fund will bear its own expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies. In the event that the Reorganization is completed, such expenses will be assumed by each Successor Fund. It is currently estimated that the aggregate expenses of the Reorganization will be approximately $ ______________, which amount will be allocated ratably among the Funds in proportion to their relative net assets.

FEDERAL INCOME TAX CONSEQUENCES

 As a condition to each Reorganizing Fund's obligation to consummate its Reorganization, the Fund will receive an opinion from Dechert Price and Rhoads, special counsel to the Funds during the Reorganization, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) as a result of the Reorganization, no loss will be recognized by the Reorganizing Funds and, pursuant to Internal Revenue Service Notice 88-19, the Reorganizing Funds will be treated as recognizing any net built-in gains as though the assets were sold at their fair market value on the day before the reorganization; (ii) no gain or loss will be recognized by the shareholders of the Reorganizing Funds on the distribution of New Shares to them in exchange for their shares of the Reorganizing Funds; (iii) the tax basis of the New Shares that each Reorganizing Fund's shareholders receive in place of their Reorganizing Fund's shares will be the same as the basis of the Reorganizing Fund's Old Shares;
(iv) a shareholder's holding period for the New Shares received pursuant to the Plan will be determined by including the holding period for each Reorganizing Fund's Old Shares exchanged for the New Shares, provided that the shareholder held the Reorganizing Fund Old Shares as a capital asset; (v) no gain or loss will be recognized by either of the Successor Funds upon receipt of all of the corresponding Reorganizing Fund's assets solely in exchange for the issuance of corresponding Successor Fund Shares to the corresponding Reorganizing Fund and the assumption by a corresponding Successor Fund of the liabilities of the corresponding Reorganizing Fund; (vi) the basis to a Successor Fund of the investments will be the same as the basis of the investments in the hands of the corresponding Reorganizing Fund immediately prior to such exchange adjusted to reflect any net built-in gains recognized as a result of the transfer; and
(vii) a Successor Fund's holding periods with respect to the investments in its portfolio will include the respective periods for which the investments were held by the corresponding Reorganizing Fund. The opinion will be based on certain factual certifications made by officers of the Reorganizing Funds and certain customary assumptions.

 The IRS has announced in Notice 88-19 that it will issue regulations providing that a corporation which transfers its assets to a regulated investment company in a reorganization, which would otherwise not result in recognition of gain or loss, must recognize any net built-in gain in its securities portfolio. The IRS has not yet issued these regulations although they will apply retroactively to transfers occurring after June 9, 1987. In order to insure that neither Reorganizing Fund has any earnings and profits accumulated prior to the transfer, which is a condition of qualifying the Successor Funds as regulated investment companies under the Code, each Reorganizing Fund will distribute to its shareholders a dividend equal to any such net built-in gain. These amounts will be payable in stock or cash of the Reorganizing Fund in accordance with each shareholder's existing election. This distribution will be treated as a dividend which may be taxable if any shareholder, such as a private foundation, is not wholly tax exempt.

BASIS FOR THE BOARDS' RECOMMENDATIONS

 The Boards of the Reorganizing Funds, including a majority of those Directors who are not "interested persons" of the Reorganizing Funds, as defined in the 1940 Act (the "Independent Directors"), approved the Reorganizations at meetings held on May 14, 1998 and June 18, 1998.

 In approving the Reorganizations, the Directors of the Funds determined that each proposed Reorganization would be in the best interests of the relevant Reorganizing Fund, and that the interests of the Shareholders would not be diluted as a result of effecting the Reorganization. The Boards considered various factors in recommending that Shareholders approve the Reorganizations, including those set forth below.

 The Directors considered that the Reorganization would likely result in administrative cost savings to each Reorganizing Fund. As currently structured, each Reorganizing Fund maintains a separate corporate identity, which requires each Reorganizing Fund to make separate regulatory filings and maintain separate corporate records. In addition, each Reorganizing Fund has a separate Board of Directors, and each is registered as a separate entity with the Commission. After the proposed Reorganization, each Reorganizing Fund would be a separate series of the Delaware Trust. The new structure would be registered with the Commission as a single trust entity with two separate series. The Directors also considered the fact that the Delaware business trust format provides greater efficiency as well as flexibility with regard to various matters of corporate governance that are particular to mutual funds than the Delaware corporation form of organization which currently governs the Reorganizing Funds. It was also noted that, while business trusts generally have the administrative efficiency of unlimited authorized capital, those organized in Delaware also have the benefit of a statutory limitation on shareholder and trustee liability with regard to the trust's obligations. The Directors determined that the interests of the Reorganizing Funds and their shareholders were best served by adopting the more efficient and flexible structure of the Delaware Trust.

 The Boards also considered that the investment objective, policies and restrictions of each Reorganizing Fund are substantially identical to those of the corresponding Successor Fund, and that each Successor Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Reorganizing Fund immediately prior to the Reorganization (subject to any change that may be approved at the Meeting under Proposal 1). For these reasons, the Boards believe that an investment in shares of a Successor Fund will provide Shareholders with an investment opportunity substantially identical to that afforded by the corresponding Reorganizing Fund immediately prior to the Reorganization.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

 The transfer agent will establish accounts for all current Fund shareholders containing the appropriate number of Successor Fund shares to be received by that shareholder in accordance with the terms and provisions of the Plan of Reorganization. These accounts will be identical in all material respects to the accounts currently maintained by each Reorganizing Fund on behalf of its shareholders.

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

 The following is a summary of certain provisions of the proposed Delaware Trust Instrument for the Delaware Trust. Because the Funds are currently incorporated as Delaware corporations, the provisions of the Certificate of Incorporation and the Bylaws of the Funds will substantially resemble the provisions of the new Delaware Trust Instrument and Bylaws.

TRUSTEES

 The Certificates of Incorporation of the Funds currently require that a Director of a Fund be a designated representative of at least one charitable institution which is a shareholder of the Fund. The Delaware Trust Instrument will not have this requirement, although the Successor Funds will continue to seek out individuals to act as Trustees of the Successor Funds who currently are or have been affiliated with a charitable organization and thus are familiar with the investment needs of charitable organizations.

SERIES AND CLASSES

 The Delaware Trust Instrument permits the Delaware Trust to issue series of its shares which represent interests in separate portfolios of investments, including the Successor Funds. The Delaware Trust is also authorized to issue multiple classes of shares with respect to each such series. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees are authorized to divide each series of shares into separate classes, which represent a pro rata interest in the same series and are entitled to the same rights, except as provided by the Trustees. Initially, each of the Successor Funds would have only one class of shares entitled to the same rights as the Old Shares of the Reorganizing Funds. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of shares without prior shareholder approval. The Funds' Certificates of Incorporation do not specifically provide for the issuance of separate series or classes of shares.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

 The Delaware Trust is not required to hold annual meetings of shareholders and it may or may not to hold such meetings. In the event that a meeting of shareholders is held, each share of the Delaware Trust will be entitled to one vote for each share. However, to the extent required by the 1940 Act or otherwise as determined by the Trustees, series and classes of the Delaware Trust will vote separately. Shareholders of the Delaware Trust will not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Delaware Trust, or any series or class thereof, may be called, from time to time, by the Trustees. The shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or as may be required by law.

INDEMNIFICATION

 The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust.

 The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's act or omission or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. Currently, the Bylaws of the Funds provide for indemnification similar to the Delaware Trust Instrument, but indemnification is not divided among series because there are no provisions for establishment of series.

TERMINATION

 The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Delaware Trust or any series or class to maintain its assets at an appropriate level; (ii) changes in laws or regulations governing the Trust, series or class, or affecting assets of the type in which it invests; or
(iii) economic developments or trends having a significant adverse impact on the Delaware Trust's business or operations.

MERGER, CONSOLIDATION, SALE OF ASSETS, ETC.

 The Delaware Trust Instrument authorizes the Trustees to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust or any series thereof subject to applicable law, which requires shareholder approval. Such reorganization of any of the Funds, as currently structured, because it is not specifically provided for in the Funds' Certificate of Incorporation, would require shareholder approval under Delaware law.

 Also, currently, upon liquidation or dissolution of the Fund, after providing for the debts and obligations of the Fund, the remaining assets must be distributed to non-profit organizations which have established their tax-exempt status under Section 501(c)(3) of the Code. The Delaware Trust Instrument does not contain such a requirement.

AMENDMENTS

 The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of the Delaware Trust have the right to vote on any amendment that: (i) would affect the voting rights of shareholders, (ii) is required by law to be approved by shareholders; (iii) would amend the voting provisions of the Delaware Trust Instrument; or (iv) the Trustees determine to submit to shareholders. Currently, the Directors may amend the Certificates of Incorporation of the Funds and/or their Bylaws subject to the same requirements as would appear in the Trust Instrument.

OTHER

 The Certificates of Incorporation for the Funds are currently tailored with restrictions that were necessary to qualify the Funds as tax-exempt entities under Section 501(c)(2) of the Code. These restrictions include provisions about permissible investors in the Funds and, as indicated above, concerning the liquidation of the Funds. Although the Successor Funds will continue to focus on attracting shareholders that are charitable organizations or affiliated as such, because the Successor Funds will be regulated investment companies under the Code, the Delaware Trust Instrument governing the Successor Funds does not require these provisions.

 The Certificates of Incorporation also contain recitations of the fundamental investment restrictions of the Funds which are identical to the current restrictions discussed in the Funds' registration statements. Since these provisions are regulated primarily under the 1940 Act and are not a matter of state law, these provisions have been removed from the Delaware Trust Instrument.

SHAREHOLDER LIABILITY

 Generally, Delaware business trust shareholders are not personally liable for obligations of the business trust under Delaware law. The Delaware Business Trust Act entitles a shareholder of a Delaware business trust to the same limitation of liability as is available to shareholders of private, for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware business trust shareholders to liability. To offset this risk, the Delaware Trust Instrument: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees; and (ii) provides indemnification out of the property of the Delaware Trust to any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware business trust shareholder incurring financial loss beyond his or her investment is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Delaware Trust itself is unable to meet its obligations. In the light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust shareholder should be considered remote.

LIABILITY OF TRUSTEES

 The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a shareholder thereof, and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws of the Funds currently provide comparable protection.

CERTAIN COMPARATIVE INFORMATION ABOUT DELAWARE CORPORATIONS AND DELAWARE BUSINESS TRUSTS

 Because the Funds are currently incorporated under Delaware law, reorganizing the Funds as separate series of a Delaware business trust will not have any significant impact on the protections and provisions under Delaware law applicable to the Funds. The Delaware Business Trust Act has certain provisions which are specifically tailored to investment companies which do not exist for Delaware corporations. A Delaware business trust may issue from time to time additional series of shares representing interests in separate investment portfolios and may issue separate classes of shares. These advantages are incorporated into the Delaware Trust Instrument for the new Delaware Trust.

CERTAIN INFORMATION CONCERNING THE NOMINEES TO THE BOARD OF TRUSTEES OF THE DELAWARE TRUST

 If you vote "yes" to approve the Reorganization, your vote will also have the effect of electing the nominees identified below, who currently serve as Directors of both of the Funds, as Trustees of the Delaware Trust. If the Reorganization is approved, each Reorganizing Fund will vote the share of beneficial interest it holds in the Delaware Trust for the election of the nominees set forth below as Trustees. Each Trustee shall serve as such until the next election or until his or her term is terminated as provided in the Delaware Trust Instrument and his or her successor is duly elected and qualified. These are the same persons who currently serve on the Boards of Directors of each Fund (the two Funds having identical Boards of Directors).

 Shares of the Funds may be purchased only by institutional investors exempt from taxation under Section 501(c)(3) of the Internal Revenue Code. Therefore, none of the directors owns any shares of the Funds.

NAME, POSITIONS WITH THE FUNDS, AGE, PRINCIPAL             YEAR FIRST
OCCUPATIONS DURING THE PAST FIVE YEARS AND OTHER           BECAME A
DIRECTORSHIPS                                              DIRECTOR

Robert B. Egelston*, Chairman of the Board, 67,            1989
Senior Partner, The Capital Group Partners L.P.;
former Chairman of the Board, The Capital Group
Companies, Inc.

Frank L. Ellsworth*, President and Director, 55,           1992
Vice President, Capital Research and Management
Company; former President, Independent Colleges
of Southern California.

Steven D. Lavine, Director, 51, President,                 1994
California Institute of the Arts.

Patricia A. McBride, Director, 55,                         1988
Chief Financial Officer, Kevin L. McBride,
D.D.S., Inc.

Gail L. Neale, Director, 63,                               1998
President, The Lovejoy Consulting Group, Inc.

Charles R. Redmond, Director, 71,                          1988
Retired Former Chairman, Pfaffinger Foundation;
Former President and Chief Executive Officer,
Times Mirror Foundation.

Thomas E. Terry*, Director, 60, Consultant;                1994
Former Vice President and Secretary, Capital
Research and Management Company.

Robert C. Ziebarth, Director, 61, Management               1993
Consultant, Ziebarth Company.


* "Interested person," as defined in the 1940 Act.

 There were four meetings of the Board of Directors of each Fund in fiscal year 1997. Each of the Directors, except Mr. Lavine, attended at least 75% of all meetings of the Board and of the committees of which he or she was a member.

 The Funds have an Audit Committee comprised of the disinterested directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of audits and considering matters deemed appropriate by the Board of Directors and/or the Committee. There were two meetings of the Audit Committee in fiscal year 1997.

 The Funds have a Nominating Committee comprised of the disinterested directors. The Committee's functions include selecting and recommending to the full Board of Directors nominees for election as Directors of the Funds. While the Committee is normally able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee of the Funds, c/o the Funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with the written consent of the prospective nominee to consideration of his or her name by the Committee. Suggestions must be received by the Funds' Secretary before the end of the Funds' fiscal year to be eligible for consideration for nomination at or before the next annual meeting of shareholders. There were no meetings of the Nominating Committee during fiscal year 1997.

 The Funds have a Contracts Committee comprised of the directors who are not considered to be "interested persons" of the Funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory agreement that the Funds propose to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters. There was one meeting of the Contracts Committee during fiscal year 1997.

COMPENSATION OF DIRECTORS

 The Funds do not pay the Directors any retainers or compensation for their services, although the Funds do reimburse the Directors for their expenses incurred to attend meetings. The Funds do not pay any other remuneration to its officers or directors, and have no bonus, profit-sharing, pension or retirement plan.

 No Director receives any compensation from any investment companies managed by Capital Research and Management Company.

 OFFICERS
 The officers of the Funds are listed below:

NAME AND ADDRESS                     AGE        POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
                                                WITH THE FUNDS            DURING PAST FIVE YEARS

Abner D. Goldstine                   68         Senior Vice               Senior Vice President
11100 Santa Monica Blvd.                        President                 and Director, Capital
Los Angeles, CA 90025                                                     Research and Management
                                                                          Company

Robert G. O'Donnell                  54         Senior Vice               Senior Vice President
P.O. Box 7650                                   President                 and Director, Capital
San Francisco, CA 94120                                                   Research and Management
                                                                          Company

Claudia P. Huntington                46         Vice President of         Vice President, Capital
333 South Hope Street                           Endowments, Inc.          Research and Management
Los Angeles, CA 90071                                                     Company

John H. Smet                         41         Vice President of         Vice President, Capital
11100 Santa Monica Blvd.                        Bond Portfolio for        Research and Management
Los Angeles, CA 90025                           Endowments, Inc.          Company

Mary C. Hall                         40         Treasurer                 Senior Vice President,
135 South State College Blvd.                                             Fund Business Management
Brea, CA 92821                                                            Group, Capital Research
                                                                          and Management Company

Lisa G. Hathaway                     35         Assistant Vice            Assistant Vice
333 South Hope Street                           President                 President, Fund Business
Los Angeles, CA 90071                                                     Management Group,
                                                                          Capital Research and
                                                                          Management Company

Patrick F. Quan                      39         Secretary                 Vice President, Fund
P.O. Box 7650                                                             Business Management
San Francisco, CA 94120                                                   Group, Capital Research
                                                                          and Management Company

Robert P. Simmer                     37         Assistant                 Vice President, Fund
5300 Robin Hood Road                            Treasurer                 Business Management
Norfolk, VA 23513                                                         Group, Capital Research
                                                                          and Management Company


INFORMATION CONCERNING THE INVESTMENT ADVISER AFTER THE REORGANIZATION

 A vote to approve the proposed Reorganization would also have the effect of approval of the proposed Investment Advisory and Service Agreement between the Delaware Trust on behalf of each Successor Fund and Capital Research and Management Company. The Investment Advisory and Service Agreement applicable to each Successor Fund is substantially similar to the Investment Advisory and Service Agreement in place currently between Capital Research and Management Company and each respective Reorganizing Fund and the fees payable thereunder are identical. Currently, Capital Research and Management Company has been voluntarily waiving its management fees for each Fund to the extent annual expenses exceed 0.75% of its respective net assets. A form of Investment Advisory and Service Agreement is set forth as Appendix B to this Proxy Statement. Information regarding Capital Research and Management Company and the Investment Advisory and Service Agreement in place currently is set forth below.

 Capital Research and Management Company, a Delaware corporation (the "Investment Adviser"), has served as investment adviser to the Funds since 1975. The Investment Adviser was founded in 1931 and maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of experienced professionals. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over five million investors, including privately owned businesses and large corporations as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.

 In exchange for the services provided under the existing Investment Advisory and Service Agreements, each Reorganizing Fund pays Capital Research and Management Company a management fee which is payable monthly at an annual rate of 0.50% of the average daily net asset value of the Fund up to $150,000,000 and 0.40% of the average daily net asset value of the Fund over $150,000,000. The Investment Advisory and Service Agreements provide for a reduction of the fee to the extent that a Fund's annual operating expenses exceed 1 to 1 1/2% of the first $30,000,000 of the average net assets of the fund and 1% of the average net assets in excess thereof. The Investment Adviser has agreed with each Fund to voluntarily waive management fees to the extent that the Fund's annual operating expenses exceed 0.75% of its average daily net assets.

 The current Investment Management and Service Agreements were last approved by the Boards of the Funds on May 14, 1998.

 The directors and executive officers of Capital Research and Management Company are as follows:

CAPITAL RESEARCH AND MANAGEMENT COMPANY

DIRECTORS AND OFFICERS

DIRECTORS AND OFFICERS

Chairman and Principal Executive Officer                   R. Michael Shanahan

Vice Chairman                                              Jon B. Lovelace

President                                                  James F. Rothenberg

Senior Vice President                                      Larry P. Clemmensen

Senior Vice President                                      Gordon Crawford

Senior Vice President                                      James E. Drasdo

Senior Vice President                                      James K. Dunton

Senior Vice President                                      Abner D. Goldstine

Senior Vice President                                      William R. Grimsley

Executive Vice President & Chairman of the

   Executive Committee                                     Paul G. Haaga, Jr.

Senior Vice President                                      Robert G. O'Donnell

Senior Vice President                                      Catherine M. Ward



DIRECTORS                                                  Timothy D. Armour

                                                           Mark E. Denning

                                                           Janet A. McKinley

                                                           Thierry Vandeventer

OFFICERS

Senior Vice President                                      Gina H. Despres

Senior Vice President                                      Claudia P. Huntington

Senior Vice President                                      Gregg E. Ireland

Senior Vice President                                      James B. Lovelace

Senior Vice President                                      Victor M. Parachini

Senior Vice President                                      Dina N. Perry

Senior Vice President                                      Timothy W. Weiss

Vice President                                             David C. Barclay

Vice President                                             Frank L. Ellsworth

Vice President                                             Doreen L. Gee

Vice President                                             Robert W. Lovelace

Vice President                                             Donald D. O'Neal

Vice President                                             John H. Smet

Vice President, Treasurer & Principal Financial

Officer                                                    J. Kelly Webb

Secretary                                                  Michael J. Downer


INFORMATION CONCERNING RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

 A vote to approve the proposed Reorganization would also have the effect of ratifying the selection of Deloitte & Touche LLP, independent certified public accountants, to audit the account of the Delaware Trust for its first fiscal year ending July 31, 1999. Deloitte & Touche LLP has audited the accounts of each of the Funds for this previous fiscal year and has informed the Funds that Deloitte & Touche LLP does not have any direct financial interest or any material indirect financial interest in either of the Funds. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence. If Proposal 3 is approved, Deloitte & Touche LLP will serve as the independent certified public accountants for the new Delaware Trust for its first fiscal year.

       DISSOLUTION OF THE DELAWARE CORPORATIONS AFTER THE REORGANIZATION

 If Proposal 3 is approved by the Funds' shareholders, upon reorganization of your Fund into the Delaware Trust, it will be necessary to dissolve the Delaware corporation which was originally organized for your Fund. After the Reorganization, this entity will no longer be necessary for the operation of your Fund. Under the provisions of Delaware law, shareholder approval is required to dissolve a corporation. By approving this Proposal 3, you will also be approving a dissolution of the Delaware corporation in which your Fund was originally incorporated after your Fund is reorganized as the Delaware Trust.

THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS
APPROVAL OF PROPOSAL THREE.

VOTING

 The presence in person or by proxy of the holders of record of a majority of the shares of each Fund entitled to vote shall constitute a quorum at the Meeting for that Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting with respect to that Fund, from time to time, without notice other than announcement at the Meeting, until the requisite number of shares shall be present at the Meeting. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

 The Boards of Directors of the Funds (collectively the "Boards") have fixed the close of business on June 17, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote. The numbers of outstanding voting shares of each Fund as of [insert date], are indicated in the following table:

 FUND SHARES

 Endowments, Inc.
 Bond Portfolio for Endowments, Inc.

As of June 17, 1998, the following shareholders owned 5% or more of the Funds' outstanding stock:

ENDOWMENTS, INC. - California Institute of the Arts (24700 McBean Parkway, Valencia, California 91355) (_____ shares, ____%); Citizens' Scholarship Foundation of America (1505 Riverview Road, P.O. Box 297, St. Peter, Minnesota 56082) (_____ shares, ____%); DeKalb County Community Foundation (2225 Gateway Drive, Sycamore, Illinois 60178) (____ shares, ___%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, Illinois 60611) (____ shares, ___%); and Loyola Marymount University (7900 Loyola Boulevard, Los Angeles, California 90045) (______ shares, _____%).

BOND PORTFOLIO FOR ENDOWMENTS, INC. - California Institute for the Arts (24700 McBean Parkway, Valencia, California 91355) (_____ shares, ____%); Citizens' Scholarship of America (1505 Riverview Road, P.O. Box 297, St. Peter, Minnesota 56082) (____ shares, ____%); Hudson Institute 5395 Emerson Way, P.O. Box 26919, Indianapolis, Indiana 46226) (_____ shares, ____%); and Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, Illinois 60611) (_____ shares, _____%). As California Institute of the Arts owns in excess of ____% of the voting shares of the Fund, it is, pursuant to the 1940 Act, presumed to be a controlling person of the Fund.

 All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the transfer agent, American Funds Service Company, One Market, Steuart Tower, Suite 1800, San Francisco, California 94120, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting. However, attendance at the Meeting by itself will not revoke a previously-tendered proxy.

 The most recent annual and semi-annual reports of the Funds, including financial statements, have been mailed previously to shareholders. These reports are not to be regarded as proxy soliciting material or as part of this proxy statement. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT THE FUNDS AT ONE MARKET, STEUART TOWER, SAN FRANCISCO, CALIFORNIA, 94120, AND THE REPORTS WILL BE SENT PROMPTLY BY FIRST CLASS MAIL.

 To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or personal contact by officers of each Fund, employees of Capital Research and Management Company, or its affiliates. Shareholders' votes may be taken by telephone by representatives of the Funds, subject to procedures designed to authenticate shareholders' identities and confirm voting instructions.

 For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted and, thus, will have the effect of a negative vote on Proposals 1 through 3.

OTHER MATTERS

 The Boards do not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or if any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS

 Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Funds by a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting.
By the Order of the Boards of Directors of Endowments, Inc. and Bond Portfolio for Endowments, Inc.


PATRICK F. QUAN
Secretary

                                   APPENDIX A
                             AGREEMENT AND PLAN OF
                                 REORGANIZATION
TABLE OF CONTENTS

                                                                   PAGE

1. TRANSFER OF ASSETS OF EACH OF THE REORGANIZING

FUNDS IN EXCHANGE FOR ASSUMPTION OF ALL LIABILITIES

AND ISSUANCE OF RESPECTIVE SUCCESSOR FUND SHARES                                                             1

         1.1  Transaction                                          1

         1.2  Assets Transferred                                   2

         1.3  Election of Trustees; Approval of

         Advisory Agreements; Adoption of Investment

         Policies; New Service Provider Agreements                 2

         1.4  Distributions in Liquidation.                        2

         1.5  Record of Ownership                                  3

         1.6  Transfer Taxes.                                      3

         1.7  Surrender of Certificates.                           3

         1.8  Termination of Reorganizing Funds.                   3

         1.9  Termination of BENDI Investment

         Company Registration.                                     4

         1.10 Adoption of ENDI Investment

         Company Registration                                      5

2. VALUATION                                                       5

         2.1  Determination of Reorganizing Fund Assets.           5

         2.2  Number of Successor Fund Shares Issued.              5

         2.3  Computing Net Asset Value                            5

3. CLOSING AND CLOSING DATE                                        5

         3.1  Closing.                                             5

         3.2  Notice to Custodian.                                 5

         3.3  Transfer Agent Certificate; Delivery

         at Closing.                                               6

         3.4  Examination of Portfolio Securities.                 6

4. REPRESENTATIONS AND WARRANTIES OF EACH

REORGANIZATION FUND, THE TRUST, AND THE

SUCCESSOR FUNDS                                                    6

         4.1  The Reorganizing Funds.                              6

            4.1.A.  Organization.                                  6

            4.1.B.  Registrations and Qualifications.              7

            4.1.C.  Noncontravention.                              7

            4.1.D.  Tax Filings.                                   7

            4.1.E.  Tax Status.                                    7

            4.1.F.  Issuance of Stock.                             9

            4.1.G.  Accuracy of Information.                       9

            4.1.H.  Ownership of Assets.                           9

            4.1.I.  Corporate Power, Authorization

            of Transaction.                                        9

            4.1.J.  Amendment of Certificate

            of Incorporation                                       9

            4.1.K.  Regulatory Consents and Approvals.             10

         4.2  The Trust and Each Successor Fund.                   10

            4.2.A.  Organization.                                  10

            4.2.B.  Noncontravention.                              10

            4.2.C.  Qualification under Subchapter M.              10

            4.2.D.  Issuance of Shares of

            Beneficial Interest                                    10

            4.2.E.  Corporate Power, Authorization

            of Transaction.                                        12

            4.2.F.  Accuracy of Information.                       12

            4.2.G.  Regulatory Consents and Approvals              12

5. COVENANTS OF EACH OF THE REORGANIZING FUNDS

AND THE TRUST                                                      12

         5.1  Acquisition of Successor Fund Shares.                12

         5.2  Assisting the Trust Regarding Ownership

         of Reorganizing Fund Shares.                              12

         5.3  Cooperation by Trust and Reorganizing

         Funds                                                     13

            5.3.A.  Documents Evidencing Transfer

            By Reorganizing Funds.                                 13

            5.3.B.  Documents Evidencing Transfer

            By Trust.                                              13

            5.3.C.  Necessary Approvals.                           13

            5.3.D.  Adoption of ENDI Investment Company

            Registration                                           13

            5.3.E.  Consummation.                                  13

         5.4  Financial Statements.                                14

         5.5 Distribution of Earnings and Profits                  14

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF

THE REORGANIZING FUNDS                                             14

         6.1  Representations and Warranties.                      14

         6.2  Certificates.                                        14

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

AND THE SUCCESSOR FUNDS                                            15

         7.1  Representations and Warranties.                      15

         7.2  Statement of Assets and Liabilities.                 15

         7.3  Certificates.                                        15

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

EACH OF THE REORGANIZING FUNDS, THE TRUST AND THE

SUCCESSOR FUNDS                                                    15

         8.1  Approval by Shareholders.                            16

         8.2  Absence of Litigation.                               16

         8.3  Consents                                             16

         8.4  Legal Opinion.                                       16

            8.4.A.  Tax Treatment Under the Code                   16

            8.4.B.  Recognition by Reorganizing Funds              17

            8.4.C.  Recognition by Successor Funds                 17

            8.4.D.  Recognition by Shareholders                    17

            8.4.E.  Tax Basis of Successor Fund Shares             17

            8.4.F.  Holding Period                                 17

            8.4.G.  Tax Basis of Assets                            17

            8.4.H.  Holding Period for Assets                      18

9. BROKERAGE FEES AND EXPENSES                                     18

         9.1  Absence of Broker Fees.                              18

         9.2  Allocation of Expenses.                              18

10. ENTIRE AGREEMENT                                               18

11. TERMINATION                                                    18

         11.1  Conditions for Termination.                         18

            11.1A.  Material Breach                                19

            11.l.B.  Failure to Meet Condition Precedent           19

            11.1.C.  Majority Vote                                 19

         11.2  Liability Upon Termination.                         19

12. AMENDMENT                                                      19

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT                                                             19

         13.1  Headings.                                           19

         13.2  Counterparts.                                       20

         13.3  Governing Law.                                      20

         13.4  Assignment.                                         20

         13.5  Recourse                                            20

14. NOTICES                                                        20


 THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of _____________, 1998, by and among Bond Portfolio for Endowments, Inc., a Delaware corporation ("Bendi"); Endowments, Inc., a Delaware corporation ("Endi") (collectively, the "Reorganizing Funds") and Endowments, a Delaware business trust (the "Trust").

 This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each of the Reorganizing Funds as a corresponding new series of the Trust (each new series, a "Successor Fund"). The Reorganization will include the transfer of substantially all of the assets of each of the Reorganizing Funds to its respective Successor Fund of the Trust solely in exchange for (1) the assumption by the corresponding Successor Fund of all liabilities, including all contingent, conditional or unmatured liabilities, of such Reorganizing Fund, which pertain to events, facts and circumstances of the Reorganizing Fund prior to and including the Closing Date and (2) the issuance by the Trust to the corresponding Reorganizing Fund of shares of beneficial interest of the corresponding Successor Fund. The aggregate number of shares of a Successor Fund (the "Successor Fund Shares") issued to a Reorganizing Fund will be equal to the number of shares of common stock ("Shares") of the corresponding Reorganizing Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by each of the Reorganizing Funds of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Reorganizing Fund Shares in exchange for those Successor Fund Shares, in liquidation of the respective Reorganizing Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

 In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH OF THE REORGANIZING FUNDS IN EXCHANGE FOR ASSUMPTION OF ALL LIABILITIES AND ISSUANCE OF RESPECTIVE SUCCESSOR FUND SHARES

 1.1  Transaction.

Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each of the Reorganizing Funds agrees to transfer substantially all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities, including all contingent, conditional or unmatured liabilities, to the corresponding Successor Fund, which is organized solely for the purpose of acquiring substantially all of the assets and assuming all liabilities of such Reorganizing Fund. The Trust, on behalf of each of the Successor Funds, agrees that in exchange for substantially all of the assets of the Reorganizing Funds
(1) the corresponding Successor Fund shall assume all liabilities whether or not contingent, conditional or unmatured, costs, expenses, charges and reserves, which pertain to events, facts and circumstances of the Reorganizing Fund prior to and including the Closing Date, as defined in paragraph 3.1, in accordance with generally accepted accounting principles consistently applied from the prior audited period, and (2) the Trust shall issue Successor Fund Shares to the corresponding Reorganizing Fund. The number of Successor Fund Shares to be issued by the Trust on behalf of the Successor Fund will be identical to the number of Shares of the Reorganizing Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

 1.2  Assets Transferred

 The assets of each Reorganizing Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of such Reorganizing Fund and other property owned by such Reorganizing Fund and any deferred or prepaid expenses shown as assets on the books of such Reorganizing Fund on the Closing Date provided for in paragraph 3.1.

 1.3 Election of Trustees; Approval of Advisory Agreements; Adoption of Investment Policies; New Service Provider Agreements

 Immediately after delivery to the Reorganizing Funds of corresponding Successor Fund Shares, a duly authorized officer of each of the Reorganizing Funds shall cause its respective Reorganizing Fund, as the sole shareholder of the corresponding Successor Fund, to: (i) elect the Trustees of the Trust;
(ii) approve an investment advisory agreement for the corresponding Successor Fund in substantially the form as the investment advisory agreement in effect for the corresponding Reorganizing Fund immediately prior to the Closing of the Reorganization (with such changes as may have been approved by the shareholders of the corresponding Reorganizing Fund); and (iii) adopt investment objectives, investment policies and investment restrictions which are substantially similar to those of the Reorganizing Fund immediately prior to the Closing of the Reorganization, including any changes thereto approved by the shareholders of the Reorganizing Fund at the meeting of shareholders to be held on July 21, 1998. On or prior to the Closing Date, the Trust shall, on its own behalf or on behalf of each of the Successor Funds, either enter into transfer agency, subtransfer agency, custodian and subcustodian agreements, and any other agreement pursuant to which services are rendered to the Reorganizing Funds with substantially the same terms as the agreements to which the Reorganizing Funds are a party as of the Closing Date or assume each of the Reorganizing Fund's obligations under such agreements. The Trust shall also adopt, on its own behalf or on behalf of each of the Successor Funds, on or prior to the Closing Date, all policies and procedures, in effect with respect to each of the Reorganizing Funds as of the Closing Date.

 1.4  Distributions in Liquidation.

 On the Closing Date each of the Reorganizing Funds will distribute in liquidation the respective Successor Fund Shares each Reorganizing Fund has received to each shareholder of record, determined as of the close of business on the Closing Date, pro rata in proportion to such shareholder's beneficial interest in that Reorganizing Fund and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Reorganizing Fund on its share records to open accounts on those records in the names of Reorganizing Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Fund which is due to such Reorganizing Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

 1.5  Record of Ownership.

 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of the Trust's transfer agent.

 1.6  Transfer Taxes.

 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of a Reorganizing Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer.

 1.7  Surrender of Certificates.

 Shareholders of each Reorganizing Fund holding certificates representing their ownership of any class of Shares of a Reorganizing Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Reorganizing Fund may require (collectively, an "Affidavit"), to the Reorganizing Fund prior to the Closing Date. Any Reorganizing Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of any Shares of the Reorganizing Fund and shall instead evidence ownership of corresponding Successor Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by a Successor Fund subsequent to the Closing Date with respect to Successor Fund Shares shall be paid to the holder of such certificates, but such shareholders may not redeem or transfer Successor Fund Shares received in the Reorganization. The Trust will not issue Share certificates in the Reorganization.

 1.8  Termination of Reorganizing Funds.

 The legal existence of each Reorganizing Fund shall be terminated as promptly as reasonably practicable after the Closing Date.

 1.9  Termination of BENDI Investment Company Registration.

 BENDI will terminate its registration as a registered investment company in accordance with applicable law as soon as practicable following the Closing Date.

 1.10 Adoption of ENDI Investment Company Registration

 The Trust will adopt and succeed to ENDI's registration as an investment company in accordance with applicable law immediately after the Closing Date.

2. VALUATION

 2.1  Determination of Reorganizing Fund Assets.
 The value of each of the Reorganizing Fund's net assets to be acquired by the Trust on behalf of each of the Successor Funds hereunder shall be the net asset value computed as of the valuation time provided in each of the Reorganizing Fund's prospectus on the Closing Date using the valuation procedures set forth in the Reorganizing Fund's current prospectus and statement of additional information.

 2.2  Number of Successor Fund Shares Issued.

 The number of the corresponding Successor Fund Shares issued shall equal the number of full and fractional corresponding Reorganizing Fund Shares outstanding on the Closing Date.

 2.3  Computing Net Asset Value.

 All computations of value shall be made by the custodian for each of the Reorganizing Funds and the Trust, or the Reorganizing Funds' investment adviser, in each case as required by the valuation procedures adopted by the Reorganizing Funds.

3. CLOSING AND CLOSING DATE

 3.1  Closing.

 The transfer of a Reorganizing Fund's assets in exchange for the assumption by the corresponding Successor Fund of such Reorganizing Fund's liabilities and the issuance of Successor Fund Shares to such Reorganizing Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of the Trust, One Market, Steuart Tower, San Francisco, California on July 31, 1998 ("Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Reorganizing Funds or at such other time and or place as the parties may agree.

 3.2  Notice to Custodian.

 Each Reorganizing Fund shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the custodian for the Reorganizing Fund and the Trust, of the Reorganizing Fund's reorganization as a series of the Trust.

 3.3  Transfer Agent Certificate; Delivery at Closing.

 The transfer agent for each Reorganizing Fund, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Reorganizing Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to each Reorganizing Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to each Reorganizing Fund that such Successor Fund Shares have been credited to the corresponding Reorganizing Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

 3.4  Examination of Portfolio Securities.

 Portfolio securities that are not held in book-entry form in the name of the custodian as record holder for a Reorganizing Fund shall be presented by the Reorganizing Fund to the custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by a Reorganizing Fund to the custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the custodian in book-entry form on behalf of a Reorganizing Fund shall be delivered to the corresponding Successor Fund by the custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the custodian crediting the corresponding Successor Fund's account maintained with the custodian with immediately available funds.

4. REPRESENTATIONS AND WARRANTIES OF EACH REORGANIZING FUND, THE TRUST, AND THE SUCCESSOR FUNDS

 4.1  The Reorganizing Funds.

 Each Reorganizing Fund represents and warrants as follows:

  4.1.A.  Organization.

  The Reorganizing Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and, subject to approval by the shareholders of that Reorganizing Fund, to perform its obligations under this Agreement. The Reorganizing Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Reorganizing Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry its business as now being conducted.

  4.1.B.  Registrations and Qualifications.

  The Reorganizing Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

  4.1.C.  Noncontravention.

  The Reorganizing Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Certificate of Incorporation or Bylaws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Reorganizing Fund is a party or by which it is bound.

  4.1.D.  Tax Filings.

  At the date hereof and at the Closing Date all federal, state and other tax returns and reports, including information returns and payee statements, of the Reorganizing Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports.

  4.1.E.  Tax Status.

  The Reorganizing Fund has satisfied the requirements of Section 851(b)(3) (relating to diversification of assets) of the Code. The Reorganizing Fund has distributed to its shareholders all of its current and accumulated earnings and profits as computed for federal income tax purposes, including, without limitation, any earnings and profits accruing up to and including the date of the Closing or as a result of the Reorganization. Not more than 25 percent of the value of the Reorganizing Fund's total assets is invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets is invested in the stock and securities of 5 or fewer issuers.
For purposes of the foregoing representation: (i) all members of a controlled group of corporations (within the meaning of Section 1563(a) of the Code) shall be treated as one issuer, and (ii) a person holding stock in a regulated investment company, a real estate investment trust, or an investment company (as defined in Section 368(a)(2)(F) of the Code) shall be treated as holding its proportionate share of the assets held by such company or trust. Immediately after the Closing, the Shares of the corresponding Successor Fund will be owned by substantially by the same persons in the same proportions as the ownership of the stock of the Reorganizing Fund.

  4.1.F.  Issuance of Stock.

  All Shares of the Reorganizing Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Reorganizing Fund. The Reorganizing Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of common stock (other than dividend reinvestment rights), nor is there outstanding any security convertible into any of such shares.

  4.1.G.  Accuracy of Information.

  The information to be furnished by the Reorganizing Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

  4.1.H.  Ownership of Assets.

  At the Closing Date, the Reorganizing Fund will have good and marketable title to the assets to be transferred to the Trust, on behalf of the corresponding Successor Fund, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

  4.1.I.  Corporate Power, Authorization of Transaction.

  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Reorganizing Fund. This Agreement constitutes a valid and binding obligation of the Reorganizing Fund enforceable in accordance with its terms, subject to the approval of the Reorganizing Fund's shareholders.

  4.1.J.  Amendment of Certificate of Incorporation

  An amendment to the Certificate of Incorporation of the Reorganizing Fund setting forth the vote required to approve the Reorganization shall have been approved by the required vote of shares of the Reorganizing Fund and shall have been filed with the Secretary of State of the State of Delaware.

  4.1.K.  Regulatory Consents and Approvals.

  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Reorganizing Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

 4.2  The Trust and Each Successor Fund.

 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

  4.2.A.  Organization.

  The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it or the Successor Fund to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Trust and each Successor Fund as now being conducted. Each Successor Fund is a duly established and designated series of the Trust.

  4.2.B.  Noncontravention.

  The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound.

  4.2.C.  Qualification under Subchapter M.

  The Trust will cause each Successor Fund to qualify as a regulated investment company under Subsection M of the Code since such Successor Fund's inception, including the taxable year in which the Closing occurs, and to continue to qualify as such for each taxable year.

  4.2.D.  Issuance of Shares of Beneficial Interest.

  Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of each Successor Fund. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust.

  4.2.E.  Corporate Power, Authorization of Transaction.

  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms.

  4.2.F.  Accuracy of Information.

  The information to be furnished by the Trust with respect to each Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

  4.2.G.  Regulatory Consents and Approvals

  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or each Successor Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5. COVENANTS OF EACH OF THE REORGANIZING FUNDS AND THE TRUST

 5.1  Acquisition of Successor Fund Shares.

 Each of the Reorganizing Funds covenants that the Successor Fund Shares it acquires are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

 5.2  Assisting the Trust Regarding Ownership of Reorganizing Fund Shares.

 Each Reorganizing Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of its Shares.

 5.3  Cooperation by Trust and Reorganizing Funds.

  5.3.A  Documents Evidencing Transfer By Reorganizing Funds.

  Each Reorganizing Fund will, from time to time as and when requested by the Trust on behalf of the corresponding Successor Fund, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the corresponding Successor Fund, title to, and possession of, all the assets of the respective Reorganizing Fund to be sold, assigned, transferred and delivered to the Successor Fund hereunder and otherwise to carry out the intent and purpose of this Agreement.

  5.3.B  Documents Evidencing Transfer By Trust.

  The Trust will, on behalf of each Successor Fund, from time to time as and when requested by the corresponding Reorganizing Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Reorganizing Fund may deem necessary or desirable in order to vest in, and confirm to, the Reorganizing Fund, title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder to the Reorganizing Fund and otherwise to carry out the intent and purpose of this Agreement.

  5.3.C.  Necessary Approvals.

  The Trust, on behalf of each Successor Fund, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

  5.3.D.  Adoption of ENDI Investment Company Registration

  The Reorganizing Funds shall each take, or cause to be taken, all action and will do or cause to be done all things necessary to enable the Trust to adopt the investment company registration of ENDI including any necessary regulatory filings.

  5.3.E.  Consummation.

  Subject to the provisions of this Agreement, the Trust and the Reorganizing Funds each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

 5.4  Financial Statements.

 As promptly as practicable, but in any event within 60 days after the Closing Date, each Reorganizing Fund shall furnish to the Trust, in such form as is reasonably satisfactory to the Trust, a statement of any capital loss carryovers and other items that will be carried over to each Successor Fund as a result of Section 381 of the Code. Such statement shall be certified by the President or Treasurer of the Reorganizing Fund.

 5.5 Distribution of Earnings and Profits

 On or before the Closing, each Reorganizing Fund will distribute to its shareholders all of its current and accumulated earnings and profits as computed for federal income tax purposes, including, without limitation, all earnings and profits accruing up to and including the date of the Closing or as a result of the Reorganizations.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE REORGANIZING FUNDS

 The obligations of each of the Reorganizing Funds to consummate the transactions provided for herein shall be subject to the performance by the Trust, on behalf of each of the Successor Funds, of all the obligations to be performed by the Trust and the Successor Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

 6.1  Representations and Warranties.

 All representations and warranties of the Trust and the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

 6.2  Certificates.

 The Trust shall have delivered on the Closing Date to the Reorganizing Funds a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to the Reorganizing Funds, dated as of the Closing Date, to the effect that the representations and warranties of the Trust and the Successor Funds made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Reorganizing Funds shall reasonably request.

 Each of the foregoing conditions precedent may be waived by either of the Reorganizing Funds with respect to itself only.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE SUCCESSOR FUNDS The obligations of the Trust and the Successor Funds to consummate the transactions provided for herein shall be subject to the performance by the Reorganizing Funds of all of the obligations to be performed by the Reorganizing Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

 7.1  Representations and Warranties.

 All representations and warranties of the Reorganizing Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

 7.2  Statement of Assets and Liabilities.

 Each of the Reorganizing Funds shall have delivered to the Trust on the Closing Date a statement of the assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of such Reorganizing Fund as to its securities and federal income tax basis and holding period as of the Closing Date.

 7.3  Certificates.

 Each of the Reorganizing Funds shall have delivered to the Trust on the Closing Date a certificate executed in the Reorganizing Fund's name by its President or Vice President, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Reorganizing Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.
Each of the foregoing conditions precedent may be waived by the Trust with respect to either or both Successor Funds.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE REORGANIZING FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

 The obligations of the Reorganizing Funds, the Trust and the Successor Funds are each subject to the further conditions that on or before the Closing Date:

 8.1  Approval by Shareholders.

 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each of the Reorganizing Fund's shareholders in accordance with applicable law.

 8.2  Absence of Litigation.

 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby.

 8.3  Consents

 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state securities authorities) deemed necessary by the Trust or the Reorganizing Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Reorganizing Funds or the Successor Funds, provided that either party hereto may waive any of such conditions for itself.

 8.4  Legal Opinion.

 The Reorganizing Funds and the Trust shall have received on or before the Closing Date an opinion of Dechert Price & Rhoads satisfactory to the Reorganizing Funds and the Trust, substantially to the effect that for federal income tax purposes:

  8.4.A.  Tax Treatment Under the Code

  The acquisition of substantially all of the assets of each Reorganizing Fund by its Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Reorganizing Fund and the assumption by the Successor Fund of all liabilities, whether contingent, conditional or unmatured, of the Reorganizing Fund, followed by the distribution in liquidation by the Reorganizing Fund of such Successor Fund Shares to the Reorganizing Fund's shareholders in exchange for their Shares and the termination of the Reorganizing Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Reorganizing Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

  8.4.B.  Recognition by Reorganizing Funds

  As a result of the Reorganization, no loss will be recognized by a Reorganizing Fund and, pursuant to Internal Revenue Service Notice 88-19, a Reorganizing Fund will be treated as recognizing any net built-in gains as though the assets were sold at their fair market value on the day before the corresponding Reorganization.

  8.4.C.  Recognition by Successor Funds

  No gain or loss will be recognized by either of the Successor Funds upon its receipt of all of the corresponding Reorganizing Fund's assets solely in exchange for the issuance of corresponding Successor Fund Shares to the corresponding Reorganizing Fund and the assumption by a corresponding Successor Fund of all liabilities, whether or not contingent, conditional or unmatured, of the corresponding Reorganizing Fund.

  8.4.D.  Recognition by Shareholders

  No gain or loss will be recognized by the shareholders of a Reorganizing Fund on the distribution of Successor Fund Shares to them in exchange for their shares of the Reorganizing Fund.

  8.4.E.  Tax Basis of Successor Fund Shares

  The basis of the Successor Fund Shares that each Reorganizing Fund's shareholders receive in place of their Reorganizing Fund Shares will be the same as the basis of the Reorganizing Fund Shares surrendered in exchange therefor.
  8.4.F.  Holding Period

  A shareholder's holding period for the Successor Fund Shares received pursuant to a Reorganization will be determined by including the holding period for the corresponding Reorganizing Fund's Shares exchanged for the corresponding Successor Fund Shares, provided that the shareholder held the corresponding Reorganizing Fund Shares as a capital asset.

  8.4.G.  Tax Basis of Assets

  The tax basis of the assets acquired by a Successor Fund from its corresponding Reorganizing Fund will be, in each instance, the same as the basis of the assets in the hands of the corresponding Reorganizing Fund immediately prior to such exchange adjusted to reflect any gains recognized as a result of the transfer.

  8.4.H.  Holding Period for Assets

  A Successor Fund's holding periods with respect to the assets in its portfolio will include the respective periods for which the assets were held by the corresponding Reorganizing Fund.

 The Reorganizing Funds and the Trust each agree to make and provide representations with respect to the corresponding Reorganizing Fund or the Successor Funds, respectively, which are reasonably necessary to enable Dechert Price & Rhoads to deliver an opinion substantially as set forth in this paragraph 8.4, which opinion may address such other federal income tax consequences, if any, that Dechert Price & Rhoads believes to be material to the Reorganizations.

 Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Dechert Price & Rhoads set forth in paragraph 8.4, may be waived by that party with respect to itself only.

9. BROKERAGE FEES AND EXPENSES

 9.1  Absence of Broker Fees.

 The Trust, on behalf of the Successor Funds, and the Reorganizing Funds, each represents and warrants to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

 9.2  Allocation of Expenses.

 Each of the Reorganizing Funds and the Successor Funds shall be liable for any expenses incurred by it in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT

 The Trust, on behalf of the Successor Funds, and the Reorganizing Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

 11.1  Conditions for Termination.

 This Agreement may be terminated by the mutual agreement of the Trust and both of the Reorganizing Funds. In addition, either the Trust or either Reorganizing Fund may at its option terminate this Agreement at or prior to the Closing Date because:

  11.1.A.  Material Breach

  There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date.

  11.l.B.  Failure to Meet Condition Precedent

  A condition expressed precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

  11.1.C.  Majority Vote

  A majority of the members of the Board of Directors of a Reorganizing Fund determines that it is not in the best interest of the Reorganizing Fund or its shareholders to proceed with the transactions contemplated by this Agreement.

 11.2  Liability Upon Termination.

 In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Reorganizing Funds, or their respective Trustees, Directors or officers, to the other parties or their Trustees, Directors or officers.

12. AMENDMENT

 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by shareholders of either Reorganizing Fund, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to a Reorganizing Fund's shareholders under this Agreement to the detriment of such Reorganizing Fund shareholders without their further approval.

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

 13.1  Headings.

 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

 13.2  Counterparts.

 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 13.3  Governing Law.

 This Agreement shall be governed by and construed in accordance with the laws of Delaware.

 13.4  Assignment.

 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 13.5  Recourse

 All persons dealing with the Trust, any Reorganizing Fund or any Successor Fund must look solely to the property of the Trust, the Reorganizing Funds or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Reorganizing Funds or the Successor Funds, as neither the Trustees, Directors, officers, agents nor shareholders of the Trust or the Reorganizing Funds or the Successor Funds assume any personal liability for obligations entered into on behalf of the Trust, or the Reorganizing Funds, or the Successor Funds, respectively.

14. NOTICES

 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to either or both of the Reorganizing Funds or the Trust, each at One Market, Steuart Tower, San Francisco, California 94120, Attention: Secretary.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
By:________________________________________________
Its:________________________________________________

ENDOWMENTS, INC.
By:________________________________________________
Its:________________________________________________

ENDOWMENTS
By:________________________________________________
Its:________________________________________________

                                                             APPENDIX B

                   INVESTMENT ADVISORY AND SERVICE AGREEMENT
 THIS AGREEMENT, dated and effective as of the ____ day of _______, 1998, is made and entered into by and between ENDOWMENTS, a Delaware business trust, (hereinafter called the "Trust"), and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation, (hereinafter called the "Adviser"). The parties agree as follows:

                                       1.

 The Trust hereby employs the Adviser to furnish advice to the Trust with respect to the investment and reinvestment of the assets of the Trust. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligation to the extent herein set forth, for the compensation herein provided. The Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Trust.

                                       2.

 The Adviser agrees to provide supervision of the portfolio of the Trust and to determine what securities or other property shall be purchased or sold by the Trust, giving due consideration to the policies of the Trust as expressed in the Trust's Declaration of Trust, By-Laws, Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1954, as amended.

 The Adviser shall provide adequate facilities and qualified personnel for the placement of orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for the Trust. With respect to such transactions, the Adviser, subject to such directions as may be furnished from time to time by the Board of Trustees of the Trust, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Adviser may place orders with broker-dealer firms which have sold shares of the Trust or which furnish statistical and other information to the Adviser, taking into account the value and quality of the brokerage services of such broker-dealers, including the availability and quality of such statistical and other information. Receipt by the Adviser of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable pursuant to Section 6 hereof.

                                       3.

 The Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Trust, including the daily determination of net asset value and offering price per share. The Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without additional compensation from the Trust. The Adviser shall also, at its expense, provide the Trust with suitable office space (which may be in the offices of the Adviser); all necessary small office equipment and utilities; and general purpose accounting forms, supplies, and postage used at the offices of the Trust.

                                       4.

 The Trust shall pay all its expenses not assumed by the Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, registrar, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the Trust (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to trustees; association dues; and costs of stationery and forms prepared exclusively for the Trust.

                                       5.

 The Trust shall pay to the Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Adviser during the preceding month, an amount to be computed by applying to the total net asset value of each Portfolio at the annual rates of:

Growth and Income Portfolio:

(a) On the first $150,000,000 of net asset value of the Trust, a fee of fifty one-hundredths of one percent (50/100ths of 1%) per annum;

(b) On any amount over $150,000,000 of net asset value of the Trust, forty one-hundredths of one percent (40/100ths of 1%) per annum.

Bond Portfolio:

(a) On the first $150,000,000 of net asset value of the Trust, a fee of fifty one-hundredths of one percent (50/100ths of 1%) per annum;

(b) On any amount over $150,000,000 of net asset value of the Trust, forty one-hundredths of one percent (40/100ths of 1%) per annum.

 The advisory fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. The net asset value of each Portfolio shall be determined in the manner set forth in the Declaration of Trust and prospectus of the Trust as of the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open, as at the close of the last preceding day on which said Exchange shall have been open.

 Upon any termination of this Agreement on a day other than the last day of the month the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month of the Trust.

                                       6.

 The Adviser agrees to reduce the fee payable to it under this Agreement by the amount by which the ordinary operating expenses of either Portfolio for any fiscal year of the Trust, excluding interest, taxes and extraordinary expenses, shall exceed one and one-half percent (1 1/2%) of the first $30 million of average net assets of either Portfolio determined pursuant to Section 5, plus one percent (1%) of such average net assets in excess thereof. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Proper accruals shall be made by either Portfolio for any projected reduction hereunder, and corresponding amounts shall be withheld from the fees paid by the Trust to the Adviser. Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year, and any excess shall be paid to the Trust immediately after the fiscal year end, and in any event prior to publication of the Trust's annual report as a reduction of the fees previously paid during the fiscal year.

                                       7.

 Nothing contained in this Agreement shall be construed to prohibit the Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Adviser from engaging in such businesses or in other related or unrelated businesses.

                                       8.

 The Adviser shall have no liability to the Trust, or its shareholders, for any error of judgment, mistake of law, or for any loss arising out of any investment, or for any other act or omission in the performance of its obligations to the Trust not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

                                       9.

 This Agreement shall continue in effect until the close of business on July 27, 1999. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by
(i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, and
(ii) a majority of those trustees who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. Such mutual consent to renewal shall not be deemed to have been given unless evidenced by a writing signed by both parties hereto.

                                      10.

 The obligations of the Trust under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust individually, but bind only the Trust Estate. The Adviser agrees to look solely to the assets of the Trust for the satisfaction of any liability of the Trust in respect of this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

                                       11.

 This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, on sixty
(60) days' written notice to the Adviser, or by the Adviser on like notice to the Trust. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the day and year first above written.

CAPITAL RESEARCH AND
  MANAGEMENT COMPANY

    ENDOWMENTS
By_____________________          By_____________________
By_____________________          By_____________________